        [PHOTO OF CHARLES H. CANON]     Charles H. Cannon
                                        Vice President and General
                                        Manager,
                                        Food and Transportation
                                        Systems

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  FMC FoodTech                                      FMC Airport Systems
Your Partner in Solutions, Safety and Service

  [PHOTOS OF FOOD]                                  [PHOTO OF AIRLINE EQUIPMENT]
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Food and Transportation Systems
2000 Forecast

[PIE CHART]

Food and Transportation            21%       $800M
Energy Systems                     28%
Industrial Chemicals               20%
Agricultural Products              18%
Specialty Chemicals                13%

Total FMC Sales = $3.9 Billion

[PIE CHART]

FoodTech Approx 2/3
Airport Systems Approx 1/3

Total Food & Transportation Sales = $800 Million

Food and Transportation Systems
Segment Capital Employed

[PIE CHART]

Food and Transportation            15%
Energy Systems                     16%
Industrial Chemicals               26%
Agricultural Products              20%
Specialty Chemicals                23%

Total June 2000 capital employed = $2.7 Billion

                        Food and Transportation Systems

                              Segment Sales ($M)

                                   [Bar graph A]

1,000
                    889.5

                                  868.2        826.3        --
  800
          738.8

  600


  400


  200


    0

           1996      1997          1998          1999       2000 Fcst






                                 Segment EBIT ($M)

                                   [Bar graph B]


80
                                    72.8                    --



60                   63.9                 64.2


40       42.0


20


0

          1996       1997       1998       1999        2000 Fcst

Food and Transportation Systems

 . Products differentiated by technology and service

 .  #1 or #2 market positions

 .  Consolidating fragmented industries

 .  Growing aftermarkets

FoodTech: Industry Leader and Partner

                                         Major Customers
                                       --------------------
 .    #1 in freezing systems
 .    #1 in sterilizing systems         [LOGOS APPEAR HERE]
 .    #1 in citrus systems               CUTRALE
 .    #1 in value-added poultry          KRAFT
 .    #2 in tomato processing            ConAgra
                                        Nestle
                                        Tyson
                                        DelMonte
                                        Cargill

                  [PHOTO OF CITRUS JUICE ROOM APPEARS HERE]

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                  [PHOTOS OF FREEZING EQUIPMENT APPEARS HERE]


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

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Consolidating Fragmented Industry

Food Equipment Market
---------------------

 [CHART APPEARS HERE]

  Top 10 Companies   $ 9.4B

  Others             $26.6B

  Global Total $36B

    Avg. CAGR 3%

Acquisitions in 2000
--------------------

 .  Northfield Freezing Systems

 .  Allen Machinery

 .  Perkin Elmer X-ray Food Inspection technology

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

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Focus on Strategic Lever - Installed Base

      FMC FoodTech & Airport
       Service Development

Sales ($000)         1996      1997      1998      1999      2000E


                                                             slightly higher
Leasing             90,000    120,000   130,000   140,000


                                                             slightly lower
Spare Parts, Labor  90,000    100,000   110,000   110,000

[Approximate Plot Points]

[GRAPH]


 .   Huge installed base creates opportunity for product services

 .   Utilizing internet to expand profit opportunities

 .   Early internet investments could create chance to virtually aggregate fragmented industry

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

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FMC Airport Systems: Industry Leader and Partner

 .  #1 in cargo loaders

 .  #1 in push-back tractors

 .  #1 in de-icers

 .  #1 in Jetways

 .  #2 in AUX Power Units


    Major Customers
----------------------

[LOGOS]

FedEx               UPS
British Airways     DHL
Hudson General
United
US Airways

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

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                 [PHOTO OF AIRLINE CARGO LOADER APPEARS HERE]





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

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           [PHOTO OF AIRLINE TRANSPORTATION EQUIPMENT APPEARS HERE]






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

                 ---------------------------------------------

                    FMC Airport Systems Serve
                    Higher - Growth Markets

                    Airline Fleet Growth
                    ----------------------------
                            [BAR GRAPH]

                                     1988     2018

                    Narrow body     7,000   14,000


                    Wide body       2,900    6,500


                    Regional Jet    1,100    4,800

                    [Approximate Plot Points]

                    . Passenger traffic will grow at an
                      average rate of 5% annually

                    . Air freight will grow at an average
                      rate of 6% annually

                 -----------------------------------------------

                 -----------------------------------------------


                    #1 in Commercial Market
                    Extending into Government
                    Market

                                  .  Next Generation Small
                                     Loader (NGSL) worth
                                     $135M over next 5 years

                    [PHOTO        .  Technology position
                      OF             justified premium pricing
                     NGSL
                    APPEARS
                     HERE]

                                  .  Potential revenue
                                     approximately $458M over
                                     next 15 years


                 -----------------------------------------------

________________________________________________________________________________


                        Food and Transportation Systems

               FMC FoodTech                       FMC AirportSystems
          Your Partner in Solutions,
               Safety and Service

                    [PICTURE]                         [PICTURE]


________________________________________________________________________________

________________________________________________________________________________


                         Food and Transportation Panel


     Charles H. Cannon                       Vice President and General Manager
                                             Food and Transportation Systems

     Liam E. Collins                         General Manager
                                             FMC Airport Systems

     Jeffrey G. Simoneau                     General Manager
                                             Frigoscandia Equipment

     Juan C. Podesta                         General Manager
                                             Food Processing Systems


________________________________________________________________________________